Exhibit 99.1

Contact:
Peter Kuipers	Omnicell, Inc.
Chief Financial Officer	590 East Middlefield Road
800-850-6664, ext. 6180	Mountain View, CA 94043
Peter.kuipers@omnicell.com

Omnicell Achieves Record Revenue in the Third Quarter 2015

Record revenue of $125.2 million representing 11% year over year growth
Non-GAAP EPS of $0.36 representing 20% year over year growth

MOUNTAIN VIEW, Calif. -- October 29, 2015 -- Omnicell, Inc. (NASDAQ: OMCL), a leading provider of medication and supply management solutions to healthcare systems, today announced results for its third quarter ended September 30, 2015.

GAAP results: Revenue for the third quarter of 2015 was $125.2 million, up $12.4 million or 11.0% from the second quarter of 2015, and up $12.7 million or 11.3% from the third quarter of 2014. Revenue for the nine months ended September 30, 2015 was $354.2 million, up $34.9 million or 10.9% from the nine months ended September 30, 2014.

Third quarter 2015 net income as reported in accordance with U.S. generally accepted accounting principles (GAAP) was $8.0 million, or $0.22 per diluted share. This compares to GAAP net income of $8.8 million, or $0.24 per diluted share, for the second quarter of 2015, and GAAP net income of $7.3 million, or $0.20 per diluted share, for the third quarter of 2014.

GAAP net income for the nine months ended September 30, 2015 was $23.1 million, or $0.63 per diluted share, which includes a $3.4 million gain on business combination of an equity investment. GAAP net income was $21.3 million, or $0.58 per diluted share, for the nine months ended September 30, 2014.

Non-GAAP results: Non-GAAP net income for the third quarter of 2015 was $13.2 million, or $0.36 per diluted share, excluding $4.0 million of stock-based compensation expense and $1.2 million, net of tax effect of $0.8 million, of amortization expense for all intangible assets associated with past acquisitions. This compares to non-GAAP net income of $11.1 million, or $0.30 per diluted share, for the third quarter of 2014. Non-GAAP net income for the third quarter of 2014 excluded $3.2 million of stock-based compensation expense and $0.6 million, net of tax effect of $0.5 million, of amortization expense for all intangible assets associated with past acquisitions. Third quarter 2015 results compare to non-GAAP net income of $10.3 million, or $0.28 per diluted share, for the second quarter of 2015. Non-GAAP net income for the second quarter of 2015 excludes $3.6 million of stock-based compensation expense and $1.3 million, net of tax effect of $0.5 million, of amortization expense for all intangible assets associated with past acquisitions. Non-GAAP net income for the second quarter also excludes $3.4 million gain on the Company's 2012 minority equity investment in Avantec Healthcare Limited (“Avantec”), which was recorded as part of Omnicell's acquisition of the remaining 85% of the issued and outstanding ordinary shares of Avantec not already held by Omnicell in April 2015.

Non-GAAP net income for the nine months ended September 30, 2015 was $34.2 million, or $0.93 per diluted share. Non-GAAP net income for the nine months ended September 30, 2015 excludes $11.3 million of stock-based compensation expense and $3.3 million, net of tax effect of $1.7 million of amortization expense for all intangible assets associated with past acquisitions. Non-GAAP net income for the nine months ended September 30, 2015 also excludes a $3.4 million gain on business combination of an equity investment in Avantec. Non-GAAP net income for the nine months ended September 30, 2014 was $31.9 million, or $0.87 per diluted share, excluding $8.6 million of stock-based compensation expense and $2.0 million, net of tax effect of $1.3 million of amortization expense for all intangible assets associated with our business acquisitions.

“I am pleased to report record quarter revenues and strong earnings growth in the third quarter,” said Randall Lipps, Omnicell president, chairman and CEO. “The fundamentals of our business have not changed and we continue to close a solid mix of competitive wins and our existing customers continue to expand their implementations. Driven by our three-leg growth strategy of differentiated products, expansion into new markets and targeted acquisitions, the company has all the ingredients for continued success.”

Reporting Segments

As reported last quarter, beginning the first quarter of 2015, Omnicell enhanced the management of its business, operating structure and segment reporting structure by excluding certain corporate-level costs from our reporting segments based on how the Chief Operating Decision Maker (“CODM”) reviews the business. Corporate-level costs may include expenses related to executive management, finance and accounting, human resources, legal, training and development, and certain administrative expenses. Omnicell's CODM allocates resources and evaluates the performance of our segments using information about its revenues, gross profit and income from operations, excluding certain costs which are managed separately at the corporate level.

Omnicell Conference Call Information

Omnicell will hold a conference call today, Thursday, October 29, 2015 at 2:30 p.m. PT to discuss third quarter financial results. The conference call can be monitored by dialing 1-800-696-5518 within the U.S. or 1-706-758-4883 for all other locations. The Conference ID # is 66699013. Internet users can access the conference call at http://ir.omnicell.com/events.cfm. A replay of the call will be available today at approximately 5:30 p.m. PT and will be available until 11:59 p.m. PT on November 12, 2015. The replay access numbers are 1-855-859-2056 within the U.S. and 1-404-537-3406 for all other locations, Conference ID # is 66699013.

About Omnicell

Since 1992, Omnicell (NASDAQ: OMCL) has been creating new efficiencies to improve patient care, anywhere it is delivered. Omnicell is a leading supplier of comprehensive automation and business analytics software for patient-centric medication and supply management across the entire health care continuum from the acute care hospital setting to post-acute skilled nursing and long-term care facilities to the home.

More than 3,000 customers worldwide have utilized Omnicell Automation and Analytics solutions to increase operational efficiency, reduce errors, deliver actionable intelligence and improve patient safety. Omnicell Medication Adherence solutions, including its MTS Medication Technologies brand, provide innovative medication adherence packaging solutions to help reduce costly hospital readmissions. In addition, these solutions enable approximately 7,000 institutional and retail pharmacies worldwide to maintain high accuracy and quality standards in medication dispensing and administration while optimizing productivity and controlling costs.

For more information about Omnicell, please visit www.omnicell.com.

Forward-Looking Statements

To the extent any statements contained in this release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As such, they are subject to the occurrence of many events outside Omnicell’s control and are subject to various risk factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statement. Such statements include, but are not limited to Omnicell’s momentum, pipeline and new sales opportunities, profit and revenue growth, and the success of Omnicell’s strategy for growth, including differentiated products, expansion into new markets and targeted acquisitions. Risks that contribute to the uncertain nature of the forward-looking statements include our ability to take advantage of the growth opportunities in medication management across the spectrum of healthcare settings from long term care to home care, unfavorable general economic and market conditions, risks to growth and acceptance of our products and services, including competitive conversions, and to growth of the clinical automation and workflow automation market generally, the potential of increasing competition, potential regulatory changes, the ability of the company to improve sales productivity to grow product bookings, to develop new products and to acquire and successfully integrate companies. These and other risks and uncertainties are described more fully in Omnicell’s most recent filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Omnicell undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information

This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). Our management evaluates and makes operating decisions using various performance measures. In addition to Omnicell’s GAAP results, we also consider non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income, and non-GAAP net income per diluted share. Additionally, we calculate Adjusted EBITDA (another non-GAAP measure) by means of adjustments to GAAP Net Income. These non-GAAP results should not be considered as an alternative to gross profit, operating expenses, net income, net income per diluted share, or any other performance measure derived in accordance with GAAP. We present these non-GAAP results because we consider them to be important supplemental measures of Omnicell’s performance.

Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income and non-GAAP net income per diluted share are exclusive of certain items to facilitate management’s review of the comparability of Omnicell’s core operating results on a period to period basis because such items are not related to Omnicell’s ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:

a)  Stock-based compensation expense impact of Accounting Standards Codification (ASC) 718. We recognize equity plan-related compensation expenses, which represent the fair value of all share-based payments to employees, including grants of employee stock options, as required under ASC 718, Compensation - Stock Compensation (ASC 718) as non-GAAP adjustments in each period.

b) Intangible assets amortization from business acquisitions. We excluded from our non-GAAP results the intangible assets amortization expense resulting from our past acquisitions. These non-cash charges are not considered by management to reflect the core cash-generating performance of the business and therefore are excluded from our non-GAAP results.

c) Gain on business combination of an equity investment. We excluded from our non-GAAP results the gain on a minority equity investment in a private company, Avantec, which was recognized in relation to the acquisition by Omnicell of the remainder of the company. This non-cash gain is not considered by management to reflect the core cash-generating performance of the business and therefore is excluded from our non-GAAP results.

Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of Omnicell’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock option grants.

We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:

1) Such non-GAAP financial measures provide an additional analytical tool for understanding Omnicell’s financial performance by excluding the impact of items which may obscure trends in the core operating results of the business;

2) Since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare our performance across financial reporting periods;

3) These non-GAAP financial measures are employed by Omnicell’s management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting; and

4) These non-GAAP financial measures facilitate comparisons to the operating results of other companies in our industry, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance.

Set forth below are additional reasons why share-based compensation expense related to ASC 718 is excluded from our non-GAAP financial measures:

i)  While share-based compensation calculated in accordance with ASC 718 constitutes an ongoing and recurring expense of Omnicell, it is not an expense that requires cash settlement by Omnicell. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of stock-based compensation expense to assist management and investors in evaluating our core operating results.

ii) We present ASC 718 share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation, under ASC 718 are dependent upon the trading price of Omnicell’s common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.

Our Adjusted EBITDA calculation is defined as earnings before interest income and expense, taxes, depreciation and amortization, and non-cash expenses, including ASC 718 stock compensation expense, as well as excluding certain non-GAAP adjustments.

As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for Omnicell’s GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

· Omnicell’s stock option and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in Omnicell’s GAAP results for the foreseeable future under ASC 718.

· Other companies, including companies in Omnicell’s industry, may calculate non-GAAP financial measures differently than Omnicell, limiting their usefulness as a comparative measure.

Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between Omnicell’s non-GAAP and GAAP financial results is set forth in the financial tables at the end of this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results that are contained in this press release and in Omnicell’s SEC filings.

Omnicell, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014
Revenues:
Product	$100,941	$89,154	$92,229	$284,204	$260,053
Services and other revenues	24,293	23,634	20,314	70,039	59,306
Total revenues	125,234	112,788	112,543	354,243	319,359
Cost of revenues:
Cost of product revenues	51,700	46,203	44,510	143,319	124,413
Cost of services and other revenues	9,831	9,123	8,487	28,074	24,865
Total cost of revenues	61,531	55,326	52,997	171,393	149,278
Gross profit	63,703	57,462	59,546	182,850	170,081
Operating expenses:
Research and development	9,176	8,746	7,078	25,941	19,670
Selling, general and administrative	40,668	39,735	38,871	123,690	114,302
Gain on business combination	—	(3,443)	—	(3,443)	—
Total operating expenses	49,844	45,038	45,949	146,188	133,972
Income from operations	13,859	12,424	13,597	36,662	36,109
Interest and other income (expense), net	(646)	(472)	(706)	(1,635)	(1,003)
Income before provision for income taxes	13,213	11,952	12,891	35,027	35,106
Provision for income taxes	5,177	3,201	5,591	11,922	13,824
Net income	$8,036	$8,751	$7,300	$23,105	$21,282
Net income per share:
Basic	$0.22	$0.24	$0.20	$0.64	$0.60
Diluted	$0.22	$0.24	$0.20	$0.63	$0.58
Weighted average shares outstanding:
Basic	35,806	36,120	35,994	35,983	35,634
Diluted	36,613	37,030	36,832	36,870	36,617

Omnicell, Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands)

	September 30, 2015	December 31, 2014

ASSETS
Current assets:
Cash and cash equivalents	$57,757	$125,888
Accounts receivable, net	115,680	82,763
Inventories	49,460	31,554
Prepaid expenses	17,698	23,518
Deferred tax assets	12,489	12,446
Other current assets	6,802	7,215
Total current assets	259,886	283,384
Property and equipment, net	34,026	36,178
Long-term net investment in sales-type leases	13,557	10,848
Goodwill	148,727	122,720
Intangible assets, net	92,042	82,667
Long-term deferred tax assets	1,513	1,144
Other long-term assets	26,971	23,273
Total assets	$576,722	$560,214

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$24,691	$19,432
Accrued compensation	15,224	19,874
Accrued liabilities	29,382	19,299
Deferred service revenue	26,168	25,167
Deferred gross profit	27,179	28,558
Total current liabilities	122,644	112,330
Deferred service revenue, long-term	18,436	20,308
Long-term deferred tax liabilities	32,320	30,454
Other long-term liabilities	11,782	7,024
Total liabilities	185,182	170,116
Stockholders’ equity:
Total stockholders’ equity	391,540	390,098
Total liabilities and stockholders’ equity	$576,722	$560,214

Omnicell, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine months ended September 30,
	2015	2014
Operating Activities
Net income	$23,105	$21,282
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	18,457	14,705
Gain on disposal of fixed assets	114	221
Gain on business combination	(3,443)	—
Provision for receivable allowance	542	850
Share-based compensation expense	11,267	8,610
Income tax benefits from employee stock plans	3,838	4,065
Excess tax benefits from employee stock plans	(3,942)	(4,456)
Provision for excess and obsolete inventories	317	450
Deferred income taxes	(2,235)	1,307
Changes in operating assets and liabilities:
Accounts receivable, net	(26,132)	(35,028)
Inventories	(13,215)	1,301
Prepaid expenses	5,937	1,015
Other current assets	1,019	1,412
Net investment in sales-type leases	(3,220)	677
Other long-term assets	247	360
Accounts payable	(127)	5,420
Accrued compensation	(5,003)	(6,533)
Accrued liabilities	4,608	(416)
Deferred service revenue	(4,199)	2,650
Deferred gross profit	(1,170)	15,585
Other long-term liabilities	(833)	838
Net cash provided by operating activities	5,932	34,315
Investing Activities
Acquisition of intangible assets, intellectual property and patents	(331)	(236)
Software development for external use	(9,445)	(7,925)
Purchases of property and equipment	(6,081)	(10,151)
Business acquisition, net of cash acquired	(25,455)	(19,749)
Net cash used in investing activities	(41,312)	(38,061)
Financing Activities
Proceeds from issuances under stock-based compensation plans	15,665	18,157
Employees' taxes paid related to restricted stock units	(2,285)	(2,023)
Common stock repurchases	(50,021)	(17,052)
Excess tax benefits from employee stock plans	3,942	4,456
Net cash (used) provided by financing activities	(32,699)	3,538
Effect of exchange rate changes on cash and cash equivalents	(52)	(136)
Net decrease in cash and cash equivalents	(68,131)	(344)
Cash and cash equivalents at beginning of period	125,888	104,531
Cash and cash equivalents at end of period	$57,757	$104,187

Omnicell, Inc.
Reconciliation of GAAP to Non-GAAP
(Unaudited, in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014

Reconciliation of GAAP net income to non-GAAP net income:
GAAP net income	$8,036	$8,751	$7,300	$23,105	$21,282
Adjustments:
Share-based compensation expense:
Cost of revenues	581	532	441	1,630	973
Operating expenses	3,385	3,104	2,720	9,637	7,637
Total share-based compensation expense (a)	3,966	3,636	3,161	11,267	8,610
Amortization of acquired intangibles:
Cost of revenues	570	531	368	1,469	1,104
Operating expenses	1,408	1,279	778	3,550	2,138
Total Amortization of acquired intangibles:	1,978	1,810	1,146	5,019	3,242
Income tax effect of non-GAAP adjustments (b)	(775)	(485)	(497)	(1,703)	(1,271)
Total Amortization of acquired intangibles, net:	1,203	1,325	649	3,316	1,971
Gain on business combination	—	(3,443)	—	(3,443)	—
Non-GAAP net income	$13,205	$10,269	$11,110	$34,245	$31,863

Reconciliation of GAAP gross profit to non-GAAP gross profit:
Revenues	$125,234	$112,788	$112,543	$354,243	$319,359
GAAP gross profit	63,703	57,462	59,546	182,850	170,081
GAAP gross margin	50.9%	50.9%	52.9%	51.6%	53.3%
Share-based compensation expense	581	532	441	1,630	973
Amortization of acquired intangibles	570	531	368	1,469	1,104
Non-GAAP gross profit	$64,854	$58,525	$60,355	$185,949	$172,158
Non-GAAP gross margin	51.8%	51.9%	53.6%	52.5%	53.9%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP operating expenses	$49,844	$45,038	$45,949	$146,188	$133,972
GAAP operating expenses % to total revenue	39.8%	39.9%	40.8%	41.3%	42.0%
Share-based compensation expense	(3,385)	(3,104)	(2,720)	(9,637)	(7,637)
Amortization of acquired intangibles	(1,408)	(1,279)	(778)	(3,550)	(2,138)
Gain on business combination	—	3,443	—	3,443	—
Non-GAAP operating expenses	$45,051	$44,098	$42,451	$136,444	$124,197
Non-GAAP operating expenses % to total revenue	36.0%	39.1%	37.7%	38.5%	38.9%

Reconciliation of GAAP income from operations to non-GAAP income from operations:
GAAP income from operations	$13,859	$12,424	$13,597	$36,662	$36,109
GAAP operating income % to total revenue	11.1%	11.0%	12.1%	10.3%	11.3%
Share-based compensation expense	3,966	3,636	3,161	11,267	8,610
Amortization of acquired intangibles	1,978	1,810	1,146	5,019	3,242
Gain on business combination	—	(3,443)	—	(3,443)	—
Non-GAAP income from operations	$19,803	$14,427	$17,904	$49,505	$47,961
Non-GAAP operating income % to total revenue	15.8%	12.8%	15.9%	14.0%	15.0%

	Three Months Ended			Nine Months Ended
	September 30, 2015	June 30, 2015	September 30, 2014	September 30, 2015	September 30, 2014

GAAP shares - diluted	36,613	37,030	36,832	36,870	36,617

GAAP net income per share - diluted	$0.22	$0.24	$0.20	$0.63	$0.58
Adjustments:
Share-based compensation expense	0.11	0.10	0.08	0.31	0.24
Amortization of acquired intangibles	0.03	0.04	0.02	0.09	0.05
Gain on business combination	—	(0.10)	—	(0.10)	—
Non-GAAP net income per share - diluted	$0.36	$0.28	$0.30	$0.93	$0.87

Reconciliation of GAAP EBITDA to non-GAAP EBITDA:
GAAP net income	$8,036	$8,751	$7,300	$23,105	$21,282
Add back:
Share-based compensation expense	3,966	3,636	3,161	11,267	8,610
Interest (income) and expense, net	138	84	55	321	20
Depreciation and amortization expense	6,482	6,264	5,314	18,457	14,705
Income tax expense	5,177	3,201	5,591	11,922	13,824
Gain on business combination	—	(3,443)	—	(3,443)	—
Non-GAAP adjusted EBITDA (c)	$23,799	$18,493	$21,421	$61,629	$58,441

____________________________________________

(a)	This adjustment reflects the accounting impact of non-cash stock-based compensation expense for the periods presented.

(b)	Tax effects are calculated using the effective tax rates for the respective periods presented.

(c)
Defined as earnings before interest income and expense, taxes, depreciation and amortization, and non-cash expenses, including stock compensation expense, per ASC 718, as well as excluding certain non-GAAP adjustments.

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Three Months Ended September 30, 2015			Three Months Ended September 30, 2014
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics	Medication Adherence	Total

Revenues	$102,967	$22,267	$125,234	$89,547	$22,996	$112,543
Cost of revenues	45,668	15,863	61,531	38,412	14,585	52,997
Gross profit	57,299	6,404	63,703	51,135	8,411	59,546
Gross margin %	55.6%	28.8%	50.9%	57.1%	36.6%	52.9%

Operating expenses	30,628	6,070	36,698	27,420	4,822	32,242
Income from segment operations	$26,671	$334	27,005	$23,715	$3,589	27,304
Operating margin %	25.9%	1.5%	21.6%	26.5%	15.6%	24.3%

Corporate costs			13,146			13,707
Income from operations			$13,859			$13,597

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Nine Months Ended September 30, 2015			Nine Months Ended September 30, 2014
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics	Medication Adherence	Total

Revenues	$284,447	$69,796	$354,243	$255,748	$63,611	$319,359
Cost of revenues	123,923	47,470	171,393	109,344	39,934	149,278
Gross profit	160,524	22,326	182,850	146,404	23,677	170,081
Gross margin %	56.4%	32.0%	51.6%	57.2%	37.2%	53.3%

Operating expenses	85,195	18,321	103,516	78,566	14,273	92,839
Income from segment operations	$75,329	$4,005	79,334	$67,838	$9,404	77,242
Operating margin %	26.5%	5.7%	22.4%	26.5%	14.8%	24.2%

Corporate costs			42,672			41,133
Income from operations			$36,662			$36,109

Omnicell, Inc.
Segment Information - Non-GAAP Gross Margin and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended September 30, 2015
	Automation and Analytics		Medication Adherence		Total

Revenues	$102,967		$22,267		$125,234

GAAP Gross profit	$57,299	55.6%	$6,404	28.8%	$63,703	50.9%
Plus:
a) Stock-based compensation expense	403	0.4%	$178	0.8%	581	0.5%
b) Amortization expense of acquired intangible assets and other acquisition-related expenses	238	0.2%	$332	1.5%	570	0.5%
Non-GAAP Gross profit	$57,940	56.3%	$6,914	31.1%	$64,854	51.8%

GAAP Operating income	$26,671	25.9%	$334	1.5%	$27,005	21.6%
Plus:
a) Stock-based compensation expense	1,572	1.5%	303	1.4%	1,875	1.5%
b) Amortization expense of acquired intangible assets and other acquisition-related expenses	902	0.9%	1,076	4.8%	1,978	1.6%
Non-GAAP Operating income	$29,145	28.3%	$1,713	7.7%	$30,858	24.6%

GAAP Corporate costs					$13,146	10.5%
Less: Stock-based compensation expense					2,091	1.7%
Non-GAAP Corporate costs					$11,055	8.8%

Non-GAAP Income from operations					$19,803	15.8%

	Three Months Ended September 30, 2014
	Automation and Analytics		Medication Adherence		Total

Revenues	$89,547		$22,996		$112,543

GAAP Gross profit	$51,135	57.1%	$8,411	36.6%	$59,546	52.9%
Plus:
a) Stock-based compensation expense	255	0.3%	$59	0.3%	314	0.3%
b) Amortization expense of acquired intangible assets and other acquisition-related expenses	35	0.0%	$333	1.4%	368	0.3%
Non-GAAP Gross profit	$51,425	57.4%	$8,803	38.3%	$60,228	53.5%

GAAP Operating income	$23,715	26.5%	$3,589	15.6%	$27,304	24.3%
Plus:
a) Stock-based compensation expense	1,306	1.5%	158	0.7%	1,464	1.3%
b) Amortization expense of acquired intangible assets and other acquisition-related expenses	147	0.2%	999	4.3%	1,146	1.0%

Non-GAAP Operating income	$25,168	28.1%	$4,746	20.6%	$29,914	26.6%

GAAP Corporate costs					$13,707	12.2%
Less: Stock-based compensation expense					1,697	1.5%
Non-GAAP Corporate costs					$12,010	10.7%

Non-GAAP Income from operations					$17,904	15.9%